Exhibit 99.1

Apple Hospitality REIT, Inc. Reports Results of Operations for Second Quarter 2016

Richmond, VA – August 8, 2016 – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced results of operations for the second quarter of 2016.

Justin Knight, President and Chief Executive Officer, commented, “We are pleased with our second quarter results including Comparable Hotels RevPAR growth of 5.1 percent, Adjusted EBITDA growth of 11.6 percent and an increase in Comparable Hotels Adjusted Hotel EBITDA Margin of 90 basis points. We remain excited by the financial and strategic merits of the potential merger with Apple REIT Ten, which we anticipate to close in early September assuming shareholder vote and other closing conditions are satisfied. Our combined portfolio of hotels would continue to benefit from broad geographic diversification and a focus on the upscale, select service segment of the industry which we believe positions us well for solid performance through the remainder of this year.”

 Selected Statistical and Financial Data
As of and For the Three and Six Months Ended June 30
(Unaudited) (in thousands, except statistical and per share amounts)(1)

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	% Change	2016	2015	% Change

Net income	$54,718	$44,245	23.7%	$89,404	$88,112	1.5%
Net income per share	$0.31	$0.24	29.2%	$0.51	$0.47	8.5%
Adjusted EBITDA	$100,514	$90,106	11.6%	$179,124	$161,209	11.1%
Comparable Hotels Adjusted Hotel EBITDA	$105,574	$98,109	7.6%	$189,012	$176,961	6.8%
Comparable Hotels Adjusted Hotel EBITDA Margin	41.0%	40.1%	90 bps	39.2%	38.5%	70 bps
Modified funds from operations (MFFO)	$90,364	$82,229	9.9%	$159,678	$145,053	10.1%
MFFO per share	$0.52	$0.44	18.2%	$0.91	$0.78	16.7%

ADR (Actual)	$138.16	$131.33	5.2%	$135.79	$128.51	5.7%
Occupancy (Actual)	82.2%	81.8%	0.5%	78.2%	77.6%	0.8%
RevPAR (Actual)	$113.59	$107.43	5.7%	$106.13	$99.72	6.4%

Comparable Hotels ADR	$138.16	$131.97	4.7%	$135.79	$129.95	4.5%
Comparable Hotels Occupancy	82.2%	81.9%	0.4%	78.2%	78.1%	0.1%
Comparable Hotels RevPAR	$113.59	$108.09	5.1%	$106.13	$101.53	4.5%

Distributions paid	$52,353	$60,821	(13.9)%	$104,713	$124,238	(15.7)%
Distributions paid per share	$0.30	$0.33	(9.1)%	$0.60	$0.67	(10.4)%

Total debt outstanding, net of cash on hand	$1,008,561
Net debt to trailing twelve month Adjusted EBITDA	3.0

(1)Explanations of and reconciliations to Net Income of Adjusted EBITDA, Comparable Hotels Adjusted Hotel EBITDA and MFFO, are included at the end of this release.

Comparable Hotels is defined as the 179 hotels owned by the Company as of June 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Hotel Portfolio Overview
Apple Hospitality owns a highly diversified hotel portfolio, which helps insulate the revenue stream of the Company from regional economic dislocations that may occur from time to time. As of June 30, 2016, Apple Hospitality owned 179 hotels, with 22,961 rooms, comprised of 95 Marriott® branded hotels and 84 Hilton® branded hotels, with locations in more than 80 MSAs across 32 states.

Transactional Activity
In April 2016, Apple Hospitality announced that it and Apple REIT Ten, Inc. (“Apple Ten”) had entered into a definitive merger agreement pursuant to which the Company would acquire all of the issued and outstanding shares of Apple Ten. The required shareholder meetings for each company are scheduled for August 31, 2016. If the necessary shareholder approvals are received and all other conditions to closing are satisfied, the Company anticipates completing the merger in early September 2016. The transaction would join two highly complementary select service hotel portfolios with a combined asset base consisting of 236 hotels and 30,298 guestrooms geographically diversified across 96 MSAs throughout 33 states. Apple Ten owns 56 hotels with 7,209 guestrooms. Under the merger agreement, each outstanding Unit of Apple Ten (consisting of one common share of Apple Ten and one Series A preferred share of Apple Ten) would be exchanged for combined consideration of $1.00 in cash and 0.522 shares of the Company’s common stock, and each Apple Ten Series B convertible preferred share would receive the same consideration on an as-converted basis. Also under the merger agreement, the Company would assume all of Apple Ten’s assets and liabilities at closing.
As previously announced, Apple Hospitality closed on the acquisition of a newly constructed 128-room Home2 Suites by Hilton® in Atlanta, GA for a purchase price of $24.6 million on July 1, 2016.

Capital Improvements
Apple Hospitality consistently reinvests in its properties in order to maintain their relevance and competitiveness within their markets. During the six months ended June 30, 2016, the Company invested approximately $29 million in capital expenditures for existing hotels and anticipates investing an additional $20 to $30 million during the remainder of 2016, which includes various scheduled renovation projects for approximately 15 to 20 properties.

Balance Sheet
As of June 30, 2016, Apple Hospitality had approximately $1.0 billion of total indebtedness with a current combined weighted average interest rate of approximately 3.5% for the remainder of 2016. Excluding unamortized debt issuance costs and fair value adjustments, the total indebtedness is comprised of approximately $400 million in property-level debt secured by 31 hotels, and $631 million outstanding on its unsecured credit facilities. Apple Hospitality’s undrawn capacity on its unsecured credit facilities at June 30, 2016 was approximately $484 million. At June 30, 2016, the Company had $21.6 million of cash and cash equivalents. The Company’s net debt to trailing twelve months Adjusted EBITDA ratio at June 30, 2016 was 3.0 times, which provides Apple Hospitality with financial flexibility to fund capital requirements and pursue opportunities in the marketplace, including the potential merger with Apple Ten.

Shareholder Distributions
Apple Hospitality paid distributions of $0.30 per common share during the three-month period ended June 30, 2016.  Based on the Company’s common share closing price of $20.12 on August 4, 2016, the annualized distribution of $1.20 per common share represents an annual yield of approximately 6.0%. The Company’s Board of Directors, in consultation with management, will continue to regularly monitor the Company’s distribution rate relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions and dispositions. At its discretion, the Company’s Board of Directors may make adjustments as determined to be prudent in relation to other cash requirements of the Company.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

2016 Outlook
Apple Hospitality is providing its operational and financial outlook for 2016. This outlook, which is based on management’s current view of both operating and economic fundamentals of the Company’s existing portfolio of hotels, does not take into account the impact of the proposed merger with Apple Ten or any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions. For the full year 2016, the Company anticipates:
	2016 Guidance
	Low-End	High- End

Comparable Hotels RevPAR Growth	3.0%	5.0%

Adjusted EBITDA	$340 Million	$360 Million

Earnings Call
The Company will host a quarterly conference call for investors and interested parties on Tuesday, August 9, 2016, at 9:00 a.m. Eastern Time. The conference call will be accessible by telephone and the Internet. To access the call, participants from within the U.S. should dial (877) 407-9039, and participants from outside the U.S. should dial (201) 689-8470. Participants may also access the call via live webcast by visiting the investor information section of the Company's website at ir.applehospitalityreit.com. A replay of the call will be available from approximately 12:00 p.m. Eastern Time on August 9, 2016, through midnight Eastern Time on August 23, 2016. To access the replay, the domestic dial-in number is (877) 870-5176, the international dial-in number is (858) 384-5517, and the passcode is 13640231. The archive of the webcast will be available on the Company's website for a limited time.

About Apple Hospitality REIT, Inc.
Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (REIT) that owns one of the largest portfolios of upscale, select service hotels in the United States. The Company’s portfolio consists of 180 hotels, with over 23,000 guestrooms, diversified across the Hilton® and Marriott® families of brands with locations in urban, high-end suburban and developing markets throughout 32 states. For more information, please visit www.applehospitalityreit.com.

Forward-Looking Statements Disclaimer
Certain statements contained in this press release other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the ability of the Company and Apple Ten to obtain the required shareholder or other third-party approvals to consummate the proposed merger; the satisfaction or waiver of other conditions in the merger agreement; the risk that the merger or the other transactions contemplated by the merger agreement may not be completed in the
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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com time frame expected by the parties or at all; the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation, including any legal proceedings that have been or may be instituted against Apple Hospitality, Apple Ten or others related to the merger agreement; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust.  Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.  In addition, Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality’s filings with the Securities and Exchange Commission, including, but not limited to, in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016.  Any forward-looking statement that Apple Hospitality makes speaks only as of the date of such statement.  Apple Hospitality undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.
Contact:
Apple Hospitality REIT, Inc.
Kelly Clarke, Vice President, Investor Relations
(804) 727-6321
kclarke@applereit.com

For additional information or to receive press releases by email, visit www.applehospitalityreit.com.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Consolidated Balance Sheets
(in thousands, except share data)

	June 30,	December 31,
	2016	2015
	(Unaudited)
Assets
Investment in real estate, net of accumulated depreciation of $489,860 and $423,057, respectively	$3,603,695	$3,641,767
Cash and cash equivalents	21,614	-
Restricted cash-furniture, fixtures and other escrows	20,729	22,651
Due from third party managers, net	45,093	24,743
Other assets, net	34,335	33,614
Total Assets	$3,725,466	$3,722,775

Liabilities
Revolving credit facility	$155,600	$114,800
Term loans	470,411	421,444
Mortgage debt	396,641	461,859
Accounts payable and other liabilities	77,245	77,614
Total Liabilities	1,099,897	1,075,717

Shareholders' Equity
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 174,670,726 and 174,368,340 shares, respectively	3,506,613	3,500,584
Accumulated other comprehensive loss	(14,252)	(2,057)
Distributions greater than net income	(866,792)	(851,469)
Total Shareholders' Equity	2,625,569	2,647,058

Total Liabilities and Shareholders' Equity	$3,725,466	$3,722,775

Note:
The Consolidated Balance Sheets and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Consolidated Statements of Operations and Comprehensive Income
 (Unaudited) (in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenues:
Room	$237,340	$214,991	$443,490	$407,004
Other	20,296	19,383	38,633	37,722
Total revenue	257,636	234,374	482,123	444,726

Expenses:
Operating	61,459	57,152	118,288	111,757
Hotel administrative	18,857	17,408	37,055	34,564
Sales and marketing	19,896	17,880	37,915	34,978
Utilities	7,719	7,559	15,319	15,717
Repair and maintenance	9,605	9,357	18,689	18,526
Franchise fees	10,933	9,887	20,378	18,709
Management fees	8,947	8,085	16,984	15,590
Property taxes, insurance and other	13,076	11,716	25,528	23,277
Ground lease	2,506	2,507	4,972	5,008
General and administrative	5,060	3,699	9,888	9,246
Transaction costs	1,116	5,825	1,409	7,049
Depreciation	33,824	31,135	67,308	61,854
Total expenses	192,998	182,210	373,733	356,275

Operating income	64,638	52,164	108,390	88,451

Interest and other expense, net	(9,560)	(7,226)	(18,363)	(14,963)
Gain (loss) on sale of real estate	-	(271)	-	15,358

Income before income taxes	55,078	44,667	90,027	88,846

Income tax expense	(360)	(422)	(623)	(734)

Net income	$54,718	$44,245	$89,404	$88,112

Other comprehensive income (loss):
Unrealized loss on interest rate derivatives	(5,501)	(185)	(12,195)	(459)
Cash flow hedge losses reclassified to earnings	-	785	-	785

Comprehensive income	$49,217	$44,845	$77,209	$88,438

Basic and diluted net income per common share	$0.31	$0.24	$0.51	$0.47

Weighted average common shares outstanding - basic and diluted	174,667	185,351	174,667	185,896

Note:
The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics and Statistical Data
(Unaudited) (in thousands except statistical data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	% Change	2016	2015	% Change

Room revenue	$237,340	$224,168	5.9%	$443,490	$418,850	5.9%
Other revenue	20,249	20,343	(0.5)%	38,683	41,134	(6.0)%
Total revenue	257,589	244,511	5.3%	482,173	459,984	4.8%

Total operating expenses	152,015	146,402	3.8%	293,161	283,023	3.6%

Adjusted Hotel EBITDA	$105,574	$98,109	7.6%	$189,012	$176,961	6.8%
Adjusted Hotel EBITDA Margin %	41.0%	40.1%	90 bps	39.2%	38.5%	70 bps

ADR (Comparable Hotels)	$138.16	$131.97	4.7%	$135.79	$129.95	4.5%
Occupancy (Comparable Hotels)	82.2%	81.9%	0.4%	78.2%	78.1%	0.1%
RevPAR (Comparable Hotels)	$113.59	$108.09	5.1%	$106.13	$101.53	4.5%

ADR (Actual)	$138.16	$131.33	5.2%	$135.79	$128.51	5.7%
Occupancy (Actual)	82.2%	81.8%	0.5%	78.2%	77.6%	0.8%
RevPAR (Actual)	$113.59	$107.43	5.7%	$106.13	$99.72	6.4%

Reconciliation to Actual Results

Total Revenue (Actual)	$257,636	$234,374		$482,123	$444,726
Revenue from acquisitions prior to ownership	-	10,402		-	20,792
Revenue from dispositions	-	(232)		-	(7,359)
Lease revenue intangible amortization	(47)	(33)		50	1,825
Comparable Hotels Total Revenue	$257,589	$244,511		$482,173	$459,984

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$105,574	$93,805		$189,012	$170,455
AHEBITDA from acquisitions prior to ownership	-	4,270		-	8,529
AHEBITDA from dispositions	-	34		-	(2,023)
Comparable Hotels AHEBITDA	$105,574	$98,109		$189,012	$176,961

Note:
Comparable Hotels is defined as the 179 hotels owned by the Company as of June 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted.

Reconciliation of Net Income to Non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Quarterly Operating Metrics and Statistical Data
(Unaudited) (in thousands except statistical data)

	Three Months Ended
	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016

Room revenue	$210,503	$179,870	$194,682	$224,168	$227,648	$193,148	$206,150	$237,340
Other revenue	18,751	19,559	20,791	20,343	19,142	20,290	18,434	20,249
Total revenue	229,254	199,429	215,473	244,511	246,790	213,438	224,584	257,589

Total operating expenses	140,683	129,341	136,621	146,402	148,172	138,535	141,146	152,015

Adjusted Hotel EBITDA	$88,571	$70,088	$78,852	$98,109	$98,618	$74,903	$83,438	$105,574
Adjusted Hotel EBITDA Margin %	38.6%	35.1%	36.6%	40.1%	40.0%	35.1%	37.2%	41.0%

ADR (Comparable Hotels)	$126.89	$121.59	$127.69	$131.97	$133.91	$127.12	$133.16	$138.16
Occupancy (Comparable Hotels)	79.9%	71.0%	74.3%	81.9%	80.6%	71.9%	74.1%	82.2%
RevPAR (Comparable Hotels)	$101.36	$86.30	$94.90	$108.09	$107.93	$91.43	$98.66	$113.59

ADR (Actual)	$124.47	$119.30	$125.49	$131.33	$133.18	$127.04	$133.16	$138.16
Occupancy (Actual)	79.5%	70.7%	73.6%	81.8%	80.5%	71.9%	74.1%	82.2%
RevPAR (Actual)	$98.94	$84.29	$92.30	$107.43	$107.19	$91.36	$98.66	$113.59

Reconciliation to Actual Results

Total Revenue (Actual)	$231,884	$202,323	$210,352	$234,374	$240,555	$213,033	$224,487	$257,636
Revenue from acquisitions prior to ownership	10,867	8,930	10,390	10,402	6,268	438	-	-
Revenue from dispositions	(13,639)	(11,966)	(7,127)	(232)	-	-	-	-
Lease revenue intangible amortization	142	142	1,858	(33)	(33)	(33)	97	(47)
Comparable Hotels Total Revenue	$229,254	$199,429	$215,473	$244,511	$246,790	$213,438	$224,584	$257,589

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$89,252	$71,073	$76,650	$93,805	$95,738	$74,790	$83,438	$105,574
AHEBITDA from acquisitions prior to ownership	4,309	2,987	4,259	4,270	2,880	113	-	-
AHEBITDA from dispositions	(4,990)	(3,972)	(2,057)	34	-	-	-	-
Comparable Hotels AHEBITDA	$88,571	$70,088	$78,852	$98,109	$98,618	$74,903	$83,438	$105,574

Note:
Comparable Hotels is defined as the 179 hotels owned by the Company as of June 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted.

Reconciliation of Net Income to Non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Reconciliation of Net Income to Non-GAAP Financial Measures

Apple Hospitality REIT Non-GAAP Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Adjusted EBITDA (“Adjusted EBITDA”); and Adjusted Hotel EBITDA (“Adjusted Hotel EBITDA”). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income, cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Reconciliation of Net Income to FFO and MFFO
(Unaudited) (in thousands)

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations.  The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items that are not in NAREIT’s definition of FFO, including: (i) the exclusion of transaction costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.  The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

The following table reconciles the Company’s GAAP net income to FFO and MFFO for the three and six months ended June 30, 2016 and 2015 (in thousands).

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net income	$54,718	$44,245	$89,404	$88,112
Depreciation of real estate owned	33,594	30,906	66,848	61,395
(Gain) loss on sale of real estate	-	271	-	(15,358)
Amortization of favorable and unfavorable leases, net	119	133	381	2,156
Funds from operations	88,431	75,555	156,633	136,305
Transaction costs	1,116	5,825	1,409	7,049
Non-cash straight-line ground lease expense	817	849	1,636	1,699
Modified funds from operations	$90,364	$82,229	$159,678	$145,053

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA
(Unaudited) (in thousands)

EBITDA is a commonly used measure of performance in many industries and is defined as net income excluding interest, income taxes and depreciation and amortization.  The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  In addition, certain covenants included in the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.
The Company considers the exclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction costs and gains or losses from sales of real estate as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.
The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance, and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.
The following table reconciles the Company’s GAAP net income to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA for the three and six months ended June 30, 2016 and 2015 (in thousands).
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net income	$54,718	$44,245	$89,404	$88,112
Depreciation	33,824	31,135	67,308	61,854
Amortization of favorable and unfavorable leases, net	119	133	381	2,156
Interest and other expense, net	9,560	7,226	18,363	14,963
Income tax expense	360	422	623	734
EBITDA	98,581	83,161	176,079	167,819
Transaction costs	1,116	5,825	1,409	7,049
(Gain) loss on sale of real estate	-	271	-	(15,358)
Non-cash straight-line ground lease expense	817	849	1,636	1,699
Adjusted EBITDA	$100,514	$90,106	$179,124	$161,209
General and administrative expense	5,060	3,699	9,888	9,246
Adjusted Hotel EBITDA	$105,574	$93,805	$189,012	$170,455

Page | 11
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Debt Summary
(Unaudited) ($ in thousands)
June 30, 2016

	July 1, 2016 - December 31, 2016	2017	2018	2019	2020	Thereafter	Total	Fair Market Value
Total debt:
Maturities	$74,746	$59,690	$7,274	$183,341	$432,331	$272,793	$1,030,175	$1,031,632
Average interest rates	3.5%	3.3%	3.2%	3.3%	3.6%	4.2%

Variable rate debt:
Maturities	$188	$390	$408	$156,026	$425,443	$72,145	$654,600	$655,247
Average interest rates (1)	2.7%	2.7%	2.7%	2.8%	3.0%	3.4%

Fixed rate debt:
Maturities	$74,558	$59,300	$6,866	$27,315	$6,888	$200,648	$375,575	$376,385
Average interest rates	4.9%	4.7%	4.6%	4.5%	4.5%	4.5%
________
(1) The average interest rate gives effect to interest rate swaps, as applicable.

Note:
See further information on the Company’s indebtedness in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

Page | 12
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region
Three Months ended June 30 (Unaudited)

Region/State		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q2 2016	Q2 2015	% Change	Q2 2016	Q2 2015	% Change	Q2 2016	Q2 2015	% Change	Q2 2016
East North Central
Illinois	4	80.0%	81.0%	(1.3)%	$132.88	$133.08	(0.2)%	$106.27	$107.82	(1.4)%	2.5%
Indiana	2	83.3%	77.9%	6.8%	$125.65	$120.44	4.3%	$104.62	$93.86	11.5%	1.0%
Michigan	1	80.4%	77.8%	3.4%	$139.61	$127.68	9.3%	$112.26	$99.33	13.0%	0.7%
Ohio	1	73.1%	72.5%	0.7%	$123.14	$123.75	(0.5)%	$90.00	$89.77	0.3%	0.5%
East North Central Total	8	79.8%	78.9%	1.2%	$131.07	$128.69	1.9%	$104.66	$101.51	3.1%	4.7%

East South Central
Alabama	10	79.8%	80.7%	(1.1)%	$111.85	$108.70	2.9%	$89.27	$87.72	1.8%	3.0%
Mississippi	2	71.9%	81.5%	(11.7)%	$110.11	$107.85	2.1%	$79.20	$87.87	(9.9)%	0.5%
Tennessee	6	90.4%	89.9%	0.6%	$159.35	$151.35	5.3%	$144.00	$135.99	5.9%	4.5%
East South Central Total	18	83.2%	84.3%	(1.4)%	$131.64	$126.17	4.3%	$109.47	$106.37	2.9%	8.0%

Middle Atlantic
New Jersey	5	83.9%	84.7%	(0.9)%	$140.27	$134.91	4.0%	$117.67	$114.23	3.0%	2.7%
New York	4	86.6%	83.4%	3.9%	$209.38	$206.06	1.6%	$181.41	$171.80	5.6%	2.1%
Pennsylvania	3	71.2%	74.5%	(4.4)%	$152.85	$145.09	5.3%	$108.87	$108.05	0.8%	1.6%
Middle Atlantic Total	12	81.7%	81.7%	0.0%	$168.65	$162.63	3.7%	$137.78	$132.83	3.7%	6.4%

Mountain
Arizona	7	75.1%	64.6%	16.2%	$97.55	$96.60	1.0%	$73.25	$62.42	17.3%	2.1%
Colorado	2	80.7%	90.8%	(11.1)%	$135.82	$127.75	6.3%	$109.60	$115.95	(5.5)%	1.2%
Idaho	2	84.4%	83.0%	1.7%	$130.53	$113.34	15.2%	$110.23	$94.10	17.1%	2.0%
Utah	2	79.0%	79.7%	(0.9)%	$111.92	$101.54	10.2%	$88.37	$80.88	9.3%	0.8%
Mountain Total	13	78.5%	74.3%	5.6%	$112.80	$106.61	5.8%	$88.53	$79.25	11.7%	6.1%

New England
Massachusetts	4	85.8%	84.3%	1.7%	$132.07	$126.25	4.6%	$113.25	$106.42	6.4%	2.0%
New England Total	4	85.8%	84.3%	1.7%	$132.07	$126.25	4.6%	$113.25	$106.42	6.4%	2.0%

Pacific
Alaska	1	86.3%	89.0%	(3.0)%	$217.19	$223.66	(2.9)%	$187.52	$199.11	(5.8)%	1.2%
California	23	87.0%	86.4%	0.7%	$160.81	$142.54	12.8%	$139.91	$123.14	13.6%	18.9%
Washington	4	87.1%	90.0%	(3.3)%	$183.53	$176.46	4.0%	$159.77	$158.82	0.6%	4.5%
Pacific Total	28	87.0%	87.1%	(0.1)%	$166.61	$151.73	9.8%	$144.92	$132.12	9.7%	24.6%

South Atlantic
Florida	16	85.6%	85.6%	0.0%	$126.79	$125.06	1.4%	$108.49	$107.00	1.4%	7.5%
Georgia	5	74.0%	78.8%	(6.2)%	$112.35	$106.24	5.7%	$83.10	$83.74	(0.8)%	1.5%
Maryland	2	85.1%	80.8%	5.3%	$145.90	$135.17	7.9%	$124.13	$109.19	13.7%	1.3%
North Carolina	9	82.7%	81.1%	2.0%	$123.62	$121.33	1.9%	$102.20	$98.36	3.9%	4.4%
South Carolina	3	86.5%	85.9%	0.7%	$127.75	$120.80	5.8%	$110.52	$103.74	6.5%	1.4%
Virginia	14	80.3%	79.5%	1.0%	$142.66	$137.61	3.7%	$114.58	$109.43	4.7%	10.5%
South Atlantic Total	49	82.4%	82.0%	0.5%	$131.50	$127.50	3.1%	$108.37	$104.58	3.6%	26.6%

West North Central
Kansas	4	75.2%	79.2%	(5.0)%	$110.76	$106.95	3.6%	$83.34	$84.74	(1.7)%	1.0%
Minnesota	1	75.9%	74.9%	1.4%	$105.86	$105.04	0.8%	$80.39	$78.66	2.2%	0.2%
Missouri	4	84.7%	86.2%	(1.8)%	$141.60	$140.06	1.1%	$119.91	$120.78	(0.7)%	2.5%
Nebraska	1	82.1%	82.6%	(0.6)%	$174.40	$160.40	8.7%	$143.20	$132.43	8.1%	1.2%
West North Central Total	10	80.3%	82.3%	(2.4)%	$133.49	$129.27	3.3%	$107.23	$106.36	0.8%	4.9%

West South Central
Arkansas	4	77.2%	75.7%	2.0%	$118.24	$115.23	2.6%	$91.31	$87.28	4.6%	1.5%
Louisiana	4	76.2%	82.2%	(7.4)%	$136.40	$130.25	4.7%	$103.92	$107.11	(3.0)%	2.2%
Oklahoma	1	83.7%	83.5%	0.3%	$151.95	$152.00	0.0%	$127.21	$126.87	0.3%	1.1%
Texas	28	80.5%	79.9%	0.8%	$124.00	$121.69	1.9%	$99.79	$97.20	2.7%	11.9%
West South Central Total	37	79.8%	79.9%	(0.1)%	$126.17	$123.56	2.1%	$100.71	$98.78	2.0%	16.7%

Total Portfolio	179	82.2%	81.9%	0.4%	$138.16	$131.97	4.7%	$113.59	$108.09	5.1%	100.0%

Note: State categorization is based on STR, Inc. census region designation.

Page | 13
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region
Six Months ended June 30
 (Unaudited)

Region/State		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
East North Central
Illinois	4	70.5%	74.3%	(5.1)%	$131.53	$129.69	1.4%	$92.73	$96.35	(3.8)%	2.2%
Indiana	2	77.9%	74.9%	4.1%	$116.56	$110.39	5.6%	$90.79	$82.63	9.9%	0.9%
Michigan	1	75.0%	75.0%	0.0%	$138.05	$124.89	10.5%	$103.54	$93.68	10.5%	0.7%
Ohio	1	68.3%	67.7%	0.9%	$121.75	$123.01	(1.0)%	$83.13	$83.26	(0.2)%	0.5%
East North Central Total	8	72.4%	73.7%	(1.8)%	$127.88	$124.17	3.0%	$92.54	$91.47	1.2%	4.3%

East South Central
Alabama	10	75.6%	75.4%	0.3%	$110.29	$107.52	2.6%	$83.37	$81.03	2.9%	3.0%
Mississippi	2	70.4%	80.0%	(12.0)%	$109.70	$107.78	1.8%	$77.23	$86.23	(10.4)%	0.5%
Tennessee	6	85.5%	84.7%	1.0%	$151.63	$146.68	3.4%	$129.72	$124.20	4.4%	4.4%
East South Central Total	18	79.0%	79.4%	(0.5)%	$127.54	$123.67	3.1%	$100.70	$98.18	2.6%	7.9%

Middle Atlantic
New Jersey	5	76.2%	75.2%	1.4%	$137.56	$132.47	3.8%	$104.87	$99.58	5.3%	2.4%
New York	4	80.7%	77.8%	3.7%	$190.62	$189.36	0.7%	$153.77	$147.28	4.4%	1.2%
Pennsylvania	3	64.3%	67.1%	(4.1)%	$149.50	$142.81	4.7%	$96.17	$95.83	0.4%	1.4%
Middle Atlantic Total	12	74.8%	74.1%	1.0%	$160.14	$155.69	2.9%	$119.81	$115.32	3.9%	5.0%

Mountain
Arizona	7	78.8%	73.0%	7.9%	$115.25	$115.50	(0.2)%	$90.79	$84.32	7.7%	3.6%
Colorado	2	72.9%	81.5%	(10.6)%	$131.08	$125.45	4.5%	$95.54	$102.27	(6.6)%	1.0%
Idaho	2	80.2%	73.9%	8.5%	$125.52	$111.70	12.4%	$100.68	$82.56	21.9%	1.9%
Utah	2	71.5%	75.2%	(4.9)%	$108.38	$103.14	5.1%	$77.51	$77.57	(0.1)%	0.7%
Mountain Total	13	77.3%	74.7%	3.6%	$118.75	$114.36	3.8%	$91.80	$85.37	7.5%	7.2%

New England
Massachusetts	4	77.7%	75.6%	2.7%	$129.42	$122.81	5.4%	$100.53	$92.88	8.2%	1.9%
New England Total	4	77.7%	75.6%	2.7%	$129.42	$122.81	5.4%	$100.53	$92.88	8.2%	1.9%

Pacific
Alaska	1	76.6%	85.3%	(10.3)%	$190.12	$191.74	(0.8)%	$145.57	$163.60	(11.0)%	0.9%
California	23	85.5%	83.1%	2.8%	$159.09	$139.92	13.7%	$135.99	$116.30	16.9%	20.3%
Washington	4	80.0%	85.2%	(6.1)%	$169.09	$163.94	3.1%	$135.33	$139.73	(3.1)%	3.9%
Pacific Total	28	84.3%	83.5%	0.9%	$161.71	$146.12	10.7%	$136.30	$122.08	11.6%	25.1%

South Atlantic
Florida	16	86.7%	87.2%	(0.6)%	$140.81	$137.23	2.6%	$122.05	$119.61	2.0%	10.6%
Georgia	5	73.0%	77.1%	(5.4)%	$109.82	$105.06	4.5%	$80.18	$81.05	(1.1)%	1.5%
Maryland	2	73.9%	67.0%	10.4%	$133.78	$128.23	4.3%	$98.85	$85.86	15.1%	1.0%
North Carolina	9	76.5%	75.4%	1.6%	$114.64	$112.40	2.0%	$87.75	$84.72	3.6%	3.8%
South Carolina	3	81.0%	79.6%	1.8%	$119.21	$114.53	4.1%	$96.60	$91.13	6.0%	1.3%
Virginia	14	73.6%	72.8%	1.1%	$133.03	$128.03	3.9%	$97.92	$93.23	5.0%	8.8%
South Atlantic Total	49	78.6%	78.3%	0.4%	$130.46	$126.39	3.2%	$102.56	$98.93	3.7%	27.0%

West North Central
Kansas	4	67.0%	73.4%	(8.7)%	$108.42	$105.01	3.2%	$72.67	$77.09	(5.7)%	0.8%
Minnesota	1	72.5%	69.6%	4.2%	$102.94	$103.08	(0.1)%	$74.64	$71.72	4.1%	0.2%
Missouri	4	76.1%	79.5%	(4.3)%	$133.21	$132.68	0.4%	$101.33	$105.43	(3.9)%	2.2%
Nebraska	1	74.6%	77.4%	(3.6)%	$151.14	$141.99	6.4%	$112.79	$109.91	2.6%	0.9%
West North Central Total	10	72.5%	76.2%	(4.8)%	$125.27	$122.54	2.2%	$90.84	$93.37	(2.7)%	4.1%

West South Central
Arkansas	4	68.2%	68.7%	(0.7)%	$115.98	$114.22	1.5%	$79.14	$78.45	0.9%	1.3%
Louisiana	4	75.7%	81.1%	(6.7)%	$134.91	$133.54	1.0%	$102.08	$108.35	(5.8)%	2.4%
Oklahoma	1	79.4%	80.3%	(1.1)%	$148.53	$146.89	1.1%	$117.94	$117.98	0.0%	1.1%
Texas	28	77.2%	77.9%	(0.9)%	$123.90	$122.72	1.0%	$95.69	$95.60	0.1%	12.7%
West South Central Total	37	76.3%	77.6%	(1.6)%	$125.67	$124.47	1.0%	$95.94	$96.55	(0.6)%	17.5%

Total Portfolio	179	78.2%	78.1%	0.1%	$135.79	$129.95	4.5%	$106.13	$101.53	4.5%	100.0%

Note: State categorization is based on STR, Inc. census region designation.

Page | 14
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Chain Scale
Three and Six Months ended June 30
 (Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q2 2016	Q2 2015	% Change	Q2 2016	Q2 2015	% Change	Q2 2016	Q2 2015	% Change	Q2 2016
Upscale
Courtyard	34	79.0%	78.2%	1.1%	$147.19	$140.16	5.0%	$116.34	$109.59	6.2%	23.2%
Hilton Garden Inn	30	82.7%	82.9%	(0.2)%	$134.14	$128.96	4.0%	$110.96	$106.91	3.8%	17.6%
Homewood Suites	23	87.0%	86.8%	0.2%	$138.56	$132.22	4.8%	$120.57	$114.81	5.0%	11.0%
Residence Inn	27	84.3%	84.6%	(0.4)%	$145.48	$137.68	5.7%	$122.58	$116.50	5.2%	15.5%
SpringHill Suites	15	81.0%	81.4%	(0.4)%	$123.54	$109.32	13.0%	$100.07	$88.95	12.5%	7.7%
Upscale Total	129	82.4%	82.3%	0.1%	$139.32	$132.03	5.5%	$114.81	$108.66	5.7%	75.0%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	7	79.1%	79.4%	(0.4)%	$114.38	$109.74	4.2%	$90.45	$87.10	3.9%	2.5%
Hampton Inn/Hampton Inn & Suites	26	84.2%	83.4%	0.9%	$131.97	$127.16	3.8%	$111.08	$106.10	4.7%	13.1%
Home2 Suites	2	95.0%	90.4%	5.1%	$145.13	$137.98	5.2%	$137.86	$124.69	10.6%	1.6%
TownePlace Suites	8	80.4%	77.5%	3.7%	$98.13	$93.55	4.9%	$78.86	$72.48	8.8%	2.3%
Upper Midscale Total	43	83.2%	82.1%	1.3%	$124.66	$119.84	4.0%	$103.74	$98.43	5.4%	19.5%

Upper Upscale
Embassy Suites	2	87.2%	87.5%	(0.3)%	$178.23	$179.36	(0.6)%	$155.48	$156.98	(1.0)%	1.8%
Hilton	1	83.8%	79.6%	5.2%	$171.11	$166.82	2.6%	$143.31	$132.82	7.9%	1.2%
Marriott	3	68.8%	69.4%	(0.9)%	$133.88	$136.31	(1.8)%	$92.11	$94.66	(2.7)%	2.6%
Renaissance	1	87.4%	89.6%	(2.6)%	$287.22	$284.14	1.1%	$250.91	$254.73	(1.5)%	(0.1)%
Upper Upscale Total	7	77.0%	77.1%	(0.1)%	$172.09	$172.67	(0.3)%	$132.47	$133.11	(0.5)%	5.5%

Total Portfolio	179	82.2%	81.9%	0.4%	$138.16	$131.97	4.7%	$113.59	$108.09	5.1%	100.0%

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
Upscale
Courtyard	34	74.8%	74.0%	1.1%	$142.33	$135.22	5.3%	$106.46	$100.01	6.5%	22.6%
Hilton Garden Inn	30	77.7%	78.4%	(0.9)%	$131.05	$126.91	3.3%	$101.78	$99.45	2.3%	17.1%
Homewood Suites	23	83.2%	82.0%	1.5%	$140.97	$134.82	4.6%	$117.29	$110.54	6.1%	12.0%
Residence Inn	27	80.2%	81.6%	(1.7)%	$141.70	$134.21	5.6%	$113.70	$109.57	3.8%	15.4%
SpringHill Suites	15	77.8%	76.5%	1.6%	$121.30	$107.53	12.8%	$94.35	$82.30	14.6%	7.8%
Upscale Total	129	78.2%	78.1%	0.2%	$136.63	$129.75	5.3%	$106.85	$101.28	5.5%	74.9%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	7	78.6%	79.1%	(0.7)%	$116.11	$110.82	4.8%	$91.29	$87.70	4.1%	2.9%
Hampton Inn/Hampton Inn & Suites	26	79.1%	79.6%	(0.6)%	$132.55	$128.42	3.2%	$104.88	$102.26	2.6%	13.6%
Home2 Suites	2	90.1%	87.7%	2.6%	$138.93	$134.65	3.2%	$125.13	$118.15	5.9%	1.6%
TownePlace Suites	8	78.0%	75.2%	3.7%	$98.29	$94.15	4.4%	$76.70	$70.84	8.3%	2.4%
Upper Midscale Total	43	79.4%	79.2%	0.2%	$124.79	$120.61	3.5%	$99.05	$95.56	3.7%	20.5%

Upper Upscale
Embassy Suites	2	81.1%	86.1%	(5.9)%	$169.87	$166.40	2.1%	$137.69	$143.35	(3.9)%	1.6%
Hilton	1	80.3%	79.3%	1.3%	$171.77	$166.28	3.3%	$137.97	$131.80	4.7%	1.2%
Marriott	3	66.8%	68.3%	(2.2)%	$134.18	$135.57	(1.0)%	$89.66	$92.62	(3.2)%	2.6%
Renaissance	1	83.5%	83.5%	0.0%	$248.97	$249.50	(0.2)%	$207.82	$208.21	(0.2)%	(0.8)%
Upper Upscale Total	7	73.7%	75.4%	(2.2)%	$164.57	$163.40	0.7%	$121.31	$123.15	(1.5)%	4.6%

Total Portfolio	179	78.2%	78.1%	0.1%	$135.79	$129.95	4.5%	$106.13	$101.53	4.5%	100.0%

 Note:  Brand categorization is based on STR, Inc. census chain scale designation.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Location
Three and Six Months ended June 30
 (Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q2 2016	Q2 2015	% Change	Q2 2016	Q2 2015	% Change	Q2 2016	Q2 2015	% Change	Q2 2016
STR Location
Airport	12	87.7%	86.4%	1.5%	$126.28	$122.07	3.4%	$110.69	$105.47	5.0%	5.4%
Interstate	7	78.4%	81.5%	(3.8)%	$115.84	$114.65	1.0%	$90.82	$93.45	(2.8)%	2.9%
Resort	7	82.9%	84.7%	(2.0)%	$140.48	$138.90	1.1%	$116.50	$117.58	(0.9)%	4.7%
Small Metro/Town	16	76.0%	71.3%	6.5%	$110.56	$107.47	2.9%	$84.02	$76.65	9.6%	4.8%
Suburban	110	81.8%	81.9%	(0.2)%	$134.19	$126.60	6.0%	$109.76	$103.71	5.8%	57.5%
Urban	27	84.6%	83.6%	1.1%	$165.97	$160.10	3.7%	$140.37	$133.90	4.8%	24.7%

Total Portfolio	179	82.2%	81.9%	0.4%	$138.16	$131.97	4.7%	$113.59	$108.09	5.1%	100.0%

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
STR Location
Airport	12	86.5%	86.0%	0.7%	$133.32	$128.82	3.5%	$115.39	$110.76	4.2%	6.6%
Interstate	7	74.4%	77.2%	(3.6)%	$114.63	$112.33	2.0%	$85.28	$86.68	(1.6)%	2.9%
Resort	7	80.0%	81.3%	(1.6)%	$136.45	$133.75	2.0%	$109.09	$108.71	0.4%	4.6%
Small Metro/Town	16	72.2%	69.7%	3.6%	$113.66	$111.59	1.9%	$82.07	$77.82	5.5%	5.3%
Suburban	110	77.6%	77.7%	(0.2)%	$132.41	$124.99	5.9%	$102.73	$97.13	5.8%	57.8%
Urban	27	79.7%	79.4%	0.3%	$157.45	$153.10	2.8%	$125.44	$121.56	3.2%	22.8%

Total Portfolio	179	78.2%	78.1%	0.1%	$135.79	$129.95	4.5%	$106.13	$101.53	4.5%	100.0%

Note:  Location categorization is based on STR, Inc. designation.

Page | 16
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com